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                                                         EXHIBIT-10.8
                                  BARNES GROUP INC.
                                AMENDED AND RESTATED
                        DIRECTORS' DEFERRED COMPENSATION PLAN
                        -------------------------------------


          Section 1:  Establishment of Plan
                      ---------------------
               This deferred compensation plan, originally effective December 1, 1987, as amended and restated effective July 19, 1996, provides a means whereby Directors of the Company may defer receipt of all or a portion of the compensation they earn in their capacity as a Director of the Company.

          Section 2:  Definitions
                      -----------
               When used in this Plan, the following terms shall have the definitions set forth in this section:

          2.1 "Board of Directors" shall mean the Board of Directors of Barnes Group Inc.

          2.2 "Common Stock" shall mean the common stock, par value $1.00 per share, of the Company.

          2.3 "Common Stock Unit" shall mean a unit representing one share of Common Stock.

          2.4  "Company" shall mean Barnes Group Inc.

          2.5 "Compensation" shall mean retainer fees earned for service as a Director of the Company, meeting attendance fees earned for attending meetings of the Board of Directors or any of its committees, and amounts payable to a Director pursuant to Section 5 of the Barnes Group Inc. Non-Employee Director Deferred Stock Plan effective February 20, 1987.

          2.6 "Deferred Compensation Accounts" shall mean, collectively, the Deferred Compensation Cash Account and the Deferred Compensation Phantom Stock Account.

          2.7 "Deferred Compensation Cash Account" shall mean the bookkeeping account which is credited with deferred Compensation pursuant to Section 4.

          2.8 "Deferred Compensation Phantom Stock Account" shall mean the bookkeeping account which is credited with deferred Compensation pursuant to Section 5.

          2.9 "Director" shall mean a member of the Board of Directors who is not employed by the Company.

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          2.10 "Fair Market Value" on a specified day shall mean the closing price of the Common Stock as reported on the New York Stock Exchange, or if no sale of the Common Stock was so reported on that date, on the next preceding day on which there was such a sale.

          2.11 "Participant" shall mean a Director who enrolls in the Plan pursuant to the procedures set forth in Section 3.

          2.12 "Retirement" shall mean the date a Director ceases to be a member of the Board of Directors for any reason whatsoever.

          2.13 "Benefits Committee" shall mean the Benefits Committee of the Board of Directors.

          Section 3:  Participation in the Plan
                      -------------------------
          3.1 A Director may become a Participant in the Plan by filing an enrollment form with the Secretary of the Company in substantially the form attached hereto as Exhibit A in which the Director agrees to defer all or a portion of future Compensation which is not earned on the effective date of Participation.

          3.2 At the time such Director becomes a Participant, such Director may elect that deferred Compensation be credited to either (a) the Deferred Compensation Cash Account, (b) the Deferred Compensation Phantom Stock Account, or (c) a combination of the foregoing.


          3.3 A Director may withdraw from further participation in the Plan upon 10 days written notice; provided, however, that amounts previously credited to the Deferred Compensation Accounts will only be paid pursuant to Section 6 hereof.

          3.4 (a) Except as provided in Section 3.4 (b), effective as of January 1 of any year, a Participant may (i) increase or decrease the amount of future deferred compensation;
                    (ii) allocate such future deferred Compensation between the Deferred Compensation Accounts, and/or (iii) modify the allocation of amounts previously deferred.

              (b) In connection with the amendment and restatement of this Plan, each Participant with a balance in the Deferred Compensation Account (under the Plan as in effect prior to such amendment and restatement) may elect that all or any portion of such balance be allocated to the Deferred Compensation Phantom Stock Account hereunder, such allocation to be effective 30 days after the effective date of such amendment and restatement.

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               (c)  A Participant wishing to make any such modifications
                    must file a form with the Secretary of the Company in substantially the form attached hereto as Exhibit B no later than (i) 60 days prior to the January 1 effective date (in the case of an election under paragraph (a) hereof) or (ii) 10 days after the effective date of the amendment and restatement of the Plan (in the case of an election under paragraph (b) hereof).

          Section 4:  Deferred Compensation Cash Account
                      ----------------------------------
          4.1 The Company shall establish a bookkeeping account on behalf of each Participant who elects to defer Compensation to the Deferred Compensation Cash Account. This account shall be credited with an amount equal to that portion of the Participant's deferred Compensation that the Participant elects to defer under this Section 4 at such times as the Compensation subject to such deferral would otherwise have been paid. The Company shall not be required to segregate or earmark assets with respect to such account and Participants shall have no interest in any specific asset as a result of the creation of such account.

          4.2 Interest will be credited quarterly on the unpaid amount standing to any Participant's credit in the Deferred Compensation Cash Account at the end of each quarter. The interest rate shall be the rate of interest for prime commercial loans of 90-day maturities charged by Chemical Bank (or such other New York City bank as the Benefits Committee may select) on the first business day of each quarter.

          Section 5:  Deferred Compensation Phantom Stock Account
                      -------------------------------------------
          5.1 The Company shall establish a bookkeeping account on behalf of each Participant who elects to defer Compensation to the Deferred Compensation Phantom Stock Account. At such times as the Compensation subject to such deferral would otherwise have been paid, the Deferred Compensation Phantom Stock Account shall be credited with a number of Common Stock Units (including fractional Common Stock Units) equal to (a) that portion of the Participant's Deferred Compensation that the Participant elects to defer under this Section 5, divided by (b) the Fair Market Value of the Common Stock on the date such Compensation would otherwise have been paid. The Company shall not be required to segregate or earmark Common Stock with respect to such account and Participants shall have no interest in any specific asset as a result of the creation of such account.


          5.2 Each Common Stock Unit shall be credited with dividend equivalents based on the value of any dividends which would have been paid to the Participant if he or she had owned a number of shares of Common Stock equal to the number of his

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               or her Common Stock Units.  Such dividend equivalents shall be converted into additional Common Stock Units for the Participant based upon the Fair Market Value of shares of Common Stock on the date on which such dividend is paid.

          5.3 In the event of any recapitalization, merger, consolidation, stock split or other significant corporate event affecting the Common Stock, the Common Stock Units credited to a Participant's Deferred Compensation Phantom Stock Account shall be equitably adjusted to reflect such event.

          5.4 Payments from the Deferred Compensation Phantom Stock Account shall be made only in cash, and only in accordance with Section 6 hereof.

          Section 6:  Payments
                      --------
          6.1 Payments from the amount standing to the Participant's credit in his or her Deferred Compensation Accounts shall begin on the first day of the month following the Participant's Retirement; provided, however, that if Retirement occurs prior to the Participant's 60th birthday, except for reasons of death or disability, said payments shall commence on the first day of the month following the Participant's 60th birthday.

          6.2 Payments shall be made in a lump sum or in installments as elected by the Participant in the initial participation form. Where monthly or annual installments are elected, the Company shall conduct the payout so as to make installments as substantially equal as possible over the period elected. If at Retirement the Participant has amounts credited to the Deferred Compensation Cash Account and the Deferred Compensation Phantom Stock Account, such installments shall be paid in proportionate amounts simultaneously from both such accounts. Amounts paid which relate to a Participant's Deferred Compensation Phantom Stock Account shall be based upon the Fair Market Value of the Common Stock on the date preceding the date of payment.


          6.3 A Participant may elect a different form of payment by filing with the Secretary of the Company a form at any time prior to Retirement; provided, however, that such election shall be of no force and effect if such Participant's Retirement occurs within 12 months of the filing of such form.


          6.4 If a Participant dies prior to receiving payment of the full amount credited to his or her Deferred Compensation Accounts, the remaining balance shall be paid to the beneficiary designated in the enrollment form as it falls due, or, in the sole discretion of the Benefits Committee, in a lump sum amount equal to the then current value of the deceased Participant's Deferred Compensation Accounts. If no beneficiary or beneficiaries have been designated, then the Participant's estate shall receive a lump-sum amount equal to the then value of the Deferred Compensation Accounts.

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          Section 7:  Administration/Amendment
                      ------------------------
          7.1 This Plan shall be administered by the Benefits Committee, whose interpretation of the Plan shall be binding on the Participants.

          7.2 This Plan may be amended or terminated by the Board of Directors at any time; provided, however, that no such amendment or termination shall reduce or cancel any amount standing to a Participant's credit in the Deferred Compensation Accounts prior to the effective date of such amendment or termination.

          7.3 For serious financial reasons, a Participant may apply to the Benefits Committee for withdrawal of the funds credited to his or her Deferred Compensation Accounts prior to the time that they are otherwise payable. If such application for withdrawal is approved by the Benefits Committee, the withdrawal will be effective at the later of the dates specified in the Participant's application or the date of approval by the Benefits Committee. If at the time of such withdrawal the Participant has amounts credited to a Deferred Compensation Cash Account and the Deferred Compensation Phantom Stock Account, the withdrawal will be taken, to the extent practicable, in proportionate amounts from both such accounts. Serious financial reasons shall include the following: bankruptcy or impending bankruptcy, unexpected and unreimbursed expenses resulting from illness or an accident to person or property, and other types of unexpected and unreimbursed expenses of a major or emergency nature where withdrawal of the funds would be necessary to prevent great hardship to the Participant. Withdrawals for foreseeable expenditures normally budgetable such as a down payment on a home, vacation expenses, purchase of an automobile, or educational expenses will not be permitted.

                    I hereby certify that the foregoing amended and
               restated Plan was adopted by the Board of Directors on July 19, 1996.

                                             /s/ Mary Louise Beardsley
                                           --------------------------------
                                           Mary Louise Beardsley, Secretary

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                                                                  EXHIBIT A
                                                                  ---------

                        DIRECTORS' DEFERRED COMPENSATION PLAN
                        -------------------------------------
                        Initial Participation/Form of Payment


          To:  The Secretary, Barnes Group Inc.


          1.   Initial Participation.

               a.  Beginning           , I wish to participate in the
                             ----------
               Directors Deferred Compensation Plan and hereby agree to defer my right to receive Compensation as indicated below:

                         %    of annual retainer fees for Board membership.
                    -----

                         %    of attendance fees for Board and Committee
                    -----
                              meetings.

                         %    of amounts payable under Section 5 of the
                    -----
                              Non-Employee Director Deferred Stock Plan.

               b. I wish that the amount deferred in accordance herewith be credited in the following amounts to the following accounts:

                         %    to the Deferred Compensation Cash Account.
                    -----
                         %    to the Deferred Compensation Phantom Stock
                    -----
                              Account.


          2.   Form of Payment.


               I wish that the amount payable on Retirement under Article 6 of the Plan be payable as follows:

                    In                substantially equal monthly
                      ---------------
                    (Elect 60 or 120) installments.

                    In                substantially equal annual
                      ---------------
                    (Elect 5 or 10)   installments.

                    In a lump sum.

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               I wish to designate the following beneficiary (or
          beneficiaries) in accordance with ARTICLE 6 of the Plan (show name, relationship and address.)

          -----------------------------------------------------------------
          -----------------------------------------------------------------

               I acknowledge receipt of a copy of the Director's Deferred Compensation Plan and confirm that I have reviewed and understand all of the terms, provisions, and conditions thereof, which terms, provisions, and conditions are hereby incorporated into this Agreement.

          Dated:                          Signed:
                -----------                       -------------------------

                                    Home Address:
                                                  -------------------------
                                                  -------------------------
                                                  -------------------------

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                                                                  EXHIBIT B
                                                                  ---------

                        DIRECTORS' DEFERRED COMPENSATION PLAN
                        -------------------------------------
                         MODIFICATIONS TO FUTURE DEFERRALS/
                   MODIFICATIONS TO DEFERRED COMPENSATION ACCOUNTS


          1.   Modification to Future Deferrals.

               a. In accordance with Section 3.4 of the Plan, beginning January 1, 199 , I wish to modify the amount of Compensation
                             --
               to be deferred under the Directors Deferred Compensation
               Plan as indicated below:

                    %    of annual retainer fees for Board membership.
               -----

                    %    of attendance fees for Board and Committee
               -----
                         meetings.

                    %    of amounts payable under Section 5 of the Non-
               -----
                         Employee Director Deferred Stock Plan.

               b. I wish that the amount deferred in accordance herewith be credited in the following amounts to the following accounts:

                    %    to the Deferred Compensation Cash Account.
               -----
                    %    to the Deferred Compensation Phantom Stock
               -----
                         Account.

          2.   Modifications to Deferred Compensation Accounts.

               In accordance with Section 3.4 of the Plan, beginning [January 1, 199 ,] [30 days after the effective date of the
                              --
               amendment and restatement of the Plan,] I wish to allocate Compensation previously deferred as indicated below:

                    %    in the Deferred Compensation Cash Account.
               -----
                    %    in the Deferred Compensation Phantom Stock
               -----
                         Account.

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               I acknowledge receipt of a copy of the Directors Deferred
               Compensation Plan and confirm that I have reviewed and understand all of the terms, provisions, and conditions thereof, which terms, provisions, and conditions are hereby incorporated into this Agreement.



          Dated:                    Signed:
                ------------               ---------------------------

                              Home Address:
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